EXHIBIT 32.1


                                  Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of Valence Technology, Inc. (the "Company") does hereby certify with respect to the Annual Report of the Company on Form 10-K for the period ended March 31, 2007 (the "Report") that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



         Date: June 1, 2007         By:      /s/ Robert L. Kanode
                                             -----------------------------------
                                    Name:    Robert L. Kanode
                                    Title:   Chief Executive Officer, President
                                             and Chairman of the Board

         Date: June 1, 2007         By:      /s/ Thomas F. Mezger
                                             -----------------------------------
                                    Name:    Thomas F. Mezger
                                    Title:   Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.